Federal Income Taxes	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Tax Status [Line Items]
Federal Income Taxes	Federal Income Taxes
The Plan received a favorable determination letter from the IRS dated July 9, 2015, which stated that the Plan and related trust, as amended and restated as of December 1, 2014, was designed in accordance with the applicable Sections of the Internal Revenue Code of 1986 (“IRC”). The Plan, which was the subject of the determination letter, has been amended and restated as of January 1, 2021, as amended by the First Amendment effective January 1, 2022, the Second Amendment effective January 1, 2023, the Third Amendment effective June 1, 2023 and the Fourth Amendment effective as of January 1, 2026 (with certain provisions effective earlier). The IRS no longer issues determination letters on amendments to existing plans. However, the Plan Administrator believes the Plan is designed and is currently being operated in compliance with the applicable provisions of the IRC. Accordingly, the accompanying financial statements do not include a provision for federal income taxes.

U.S. generally accepted accounting principles require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken any uncertain tax position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has concluded that as of December 31, 2025 and December 31, 2024, there are no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan Administrator believes the Plan is no longer subject to federal income tax examinations for the years prior to 2022.